                                                                   EXHIBIT 10.13

                   SUBORDINATED LOAN AND SECURITY AGREEMENT

     THIS AGREEMENT (the "Agreement"), dated as of May 22, 1998, is entered into by and between FlyCast Communications Corporation, a California corporation,
               ----------------------------------
with its chief executive office, and principal place of business located at 181 Fremont Street, Suite 120, San Francisco, California 94105 (the "Borrower") and Comdisco, Inc., a Delaware corporation, with its principal place of business located at 6111 North River Road, Rosemont, Illinois 60018 (the "Lender" or sometimes, "Comdisco"). In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                   RECITALS

     WHEREAS, Borrower has requested Lender to make available to Borrower a loan in the aggregate principal amount of TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00) in minimum installments of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) each (as the same may from time to time be amended, modified, supplemented or revised, the "Loan"), which would be evidenced by Subordinated Promissory Note(s) executed by Borrower substantially in the form of Exhibit A hereto (as the same may from time to time be amended, modified, supplemented or restated the "Note(s)").

     WHEREAS, Lender is willing to make the Loan on the terms and conditions set forth in this Agreement, and

     WHEREAS, Lender and Borrower agree any Loan hereunder shall be subordinate to Senior Debt (as defined herein) to the extent set forth in the Subordination Agreement (as defined herein).

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, Borrower and Lender hereby agree as follows:

SECTION 1.  DEFINITIONS

     Unless otherwise defined herein, the following capitalized terms shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined);

     1.1 "Account" means any "account," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Borrower or from any other transaction, whether or not the same involves the sale of goods or services by Borrower (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by
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Borrower (whether or not yet earned by performance on the part of Borrower or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     1.2 "Account Debtor" means any "account debtor," as such term is defined in Section 9105(1)(a) of the UCC.

     1.3 "Advance" means each installment made by the Lender to Borrower pursuant to the Loan to be evidenced by the Note(s) secured by the Collateral.

     1.4  "Advance Date" means the funding date of any Advance of the Loan.

     1.5. "Advance Request" means the request by Borrower for an Advance under the Loan, each to be substantially in the form of Exhibit C attached hereto, as submitted by Borrower to Lender from time to time.

     1.6  "Chattel Paper" means any "chattel paper," as such term is defined in
Section 9105(1)(b) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.7  "Closing Date" means the date hereof.

     1.8 "Collateral" shall have the meaning assigned to such term in Section 3 of this Agreement.

     1.9 "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     1.10 "Copyrights" means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country;
(ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (iii) any continuations, renewals or extensions thereof; and (iv) any registrations to be issued in any pending applications.

     1.11 "Copyright License" means any written agreement granting any right to use any Copyright or Copyright registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.12 "Documents" means any "documents," as such term is defined in Section 9105(1)(f) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.13 "Equipment" means any "equipment," as such term is defined in Section 9109(2) of the UCC, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any and all additions, substitutions and replacements of any of the foregoing,
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wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     1.14 "Excluded Agreements" means (i) the Warrant Agreement executed hereunder, and any other warrants to acquire, or agreements governing the rights of the holders of, any equity security of Borrower, (ii) any stock of the Borrower issued or purchased pursuant to the Warrant Agreement and 187,970 shares of Series B Preferred Stock and Warrant Agreement issued pursuant to the Series B Preferred Stock and Warrant Purchase Agreement originally dated July 11, 1997, as amended, (iii) the Loan and Security Agreement dated December 30, 1997 and Secured Promissory Note dated January 6, 1998 and (iv) the Master Lease Agreement dated as of between Borrower, as lessee, and Lender, as lessor, including, without limitation, any Equipment Schedules and Summary Equipment Schedules to the Master Lease Agreement executed or delivered by Borrower pursuant thereto and any other modifications or amendments thereof, whereby Borrower (as lessee) leases equipment, software, or goods from Lender (as lessor) to Borrower (as lessee).

     1.15 "Facility Fee" means one percent (1.00%) of the principal amount of the Loan due at the Closing Date.

     1.16 "Fixtures" means any "fixtures," as such term is defined in Section 9313(1)(a) of the UCC, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, together with all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

     1.17 "General Intangibles" means any "general intangibles," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest which Borrower may now or hereafter have in or under any contract, all customer lists, Copyrights, Trademarks, Patents, rights to Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, cash and other forms of money or currency, deposit accounts (including as defined in Section 9105(e) of the UCC), rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights to receive tax refunds and other payments and rights of indemnification.

     1.18  "Instruments" means any "instrument," as such term is defined in
Section 9105(1)(i) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.19 "Intellectual Property" means all Copyrights, Trademarks, Patents, trade secrets, source codes, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, skill, expertise, experience, processes, models, drawings, materials and records.

     1.20 "Inventory" means any "inventory," as such term is defined in Section 9109(4) of the UCC, wherever located, now or hereafter owned or acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, or the processing, packaging, promotion, delivery or shipping of the same, and all furnished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to Lender from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrower or is held by Borrower or by others for Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Borrower or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

     1.21 "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest and any renewals or extensions thereof.

     1.22 "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

     1.23 "Loan Documents" shall mean and include this Agreement, the Note(s), and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated, provided that the Loan Documents shall not include any of the Excluded Agreements.

     1.24 "Material Adverse Effect" means a material adverse effect upon: (i) the business, operations, properties, assets or conditions (financial or otherwise) of Borrower; or (ii) the ability of Borrower to perform, or of Lender to enforce, the Secured Obligations.

     1.25 "Maturity Date" means the date forty-two (42) months from the Advance Date of each installment of the Loan.

     1.26 "Patent License" means any written agreement granting any right with respect to any invention on which a Patent is in existence now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.27 "Patents" means all of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest:
(a) letters patent of, or rights corresponding thereto in, the United States or any other county, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country;
(b) all reissues, continuations, continuations-in-part or extensions thereof;
(c) all petty patents, divisionals, and patents of addition; and (d) all patents to issue in any such applications.

     1.28 "Permitted Liens" means any and all of the following: (i) liens in favor of Lender, (ii) liens related to, or arising in connection with, Senior Debt.

     1.29 "Proceeds" means "proceeds," as such term is defined in Section 9306(1) of the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to Borrower from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) any claim of Borrower against third parties (i) for past, present or future infringement of any Copyright, Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     1.30 "Receivables" shall mean and include all of the Borrowers accounts, instruments, documents, chattel paper and general intangibles whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically sold or assigned to Lender hereunder.

     1.31 "Secured Obligations" shall mean and include all principal, interest, fees, costs, or other liabilities or obligations for monetary amounts owed by Borrower to Lender, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind of nature, present or future, arising under this Agreement, the Note(s), or any of the other Loan Documents, whether or not evidenced by any Note(s), Agreement or other instrument, as the same may from time to time be amended, modified, supplemented or restated, provided, that the Secured Obligations shall not include any indebtedness or obligations of Borrower arising under or in connection with the Excluded Agreements.

     1.32 "Senior Creditor" means a bank, insurance company, pension fund, or other institutional lender to be determined, or a syndication of such institutional lenders that provides Senior Debt financing to Borrower; provided, that Senior Creditor shall not include any officer, director, shareholder, venture capital investor, or insider of Borrower, or any affiliate of the foregoing persons, except upon the express written consent of Lender.

     1.33 "Senior Debt" means any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees charges, expenses, costs, professional fees and expenses, and reimbursement obligations) at any time owing by Borrower to Senior Creditor under the Senior Loan Documents, including, but not limited to such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership or reorganization by or against Borrower.

     1.34 "Senior Loan Documents" means the loan agreement between Borrower and Senior Creditor and any other agreement, security agreement, document, promissory note, UCC financing statement, or instrument executed by Borrower in favor of Senior Creditor pursuant to or in connection with the Senior Debt or the loan agreement, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.35 "Subordination Agreement" means the Subordination Agreement of even date herewith, entered into between Borrower and Lender for the benefit of Senior Creditor.

     1.36 "Trademark License" means any written agreement granting any right to use any Trademark or Trademark registration now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

     1.37 "Trademarks" means any of the following now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest: (a) any and all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

     1.38 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois. Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

     1.39 "Warrant Agreement(s)" shall mean those agreements entered into in connection with the Loan, substantially in the form attached hereto as Exhibit B pursuant to which Borrower granted Lender the right to purchase that number of shares of Series B Preferred Stock of Borrower as more particularly set forth therein.

SECTION 2.  THE LOAN

     2.1 The outstanding principal amount of the Loan, together with interest thereon precomputed at the rate of eleven (11.00%) percent per annum, shall be due and payable in six (6) equal monthly installments of interest only, payable on the first day of each month, followed by thirty-six (36) equal monthly installments of principal and interest, payable on the first day of each month, to and including the Maturity Date (each, a "Payment Date"). If any payment under the Note(s) shall be payable on a day other than a business day, then such payment shall be due and payable on the next succeeding business day.

     2.2 Borrower shall have the option to prepay the Loan, in whole or in part, as of any Payment Date after the Advance Date by paying to Lender such principal amount being prepaid together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment. In the event Borrower prepays any Note(s) within the first 12 months of any Advance Date, such prepayment shall include a prepayment premium equal to one percent (1.0%) of the outstanding principal amount as of the date of such prepayment.
In the event Borrower elects to prepay any Note(s) in accordance herewith, Borrower shall have no further rights to request Advances hereunder.

     2.3 (a) Notwithstanding any provision in this Agreement, the Note(s), or any other Loan Document, it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays

Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note(s) (as said rate is calculated over a period of time from the date of this Agreement through the end of time that any principal is outstanding on the Note(s)), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note(s); second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower, and the effective rate of interest will be automatically reduced to the Maximum Rate.

          (b) In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1.

          (c) Upon and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.1. plus five percent (5%) per annum ("Default Rate").

SECTION 3  SECURITY INTEREST

     As security for the prompt, complete and indefeasible payment when due (whether at stated payment dates or otherwise) of all the Secured Obligations and in order to induce Lender to make the Loan upon the terms and subject to the conditions of the Note(s), Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender for security purposes only, and hereby grants to Lender a security interest in, all of Borrower's right, title and interest in, to and under each of the following (all of which being hereinafter collectively called the "Collateral"):

          (a)  All Receivables;

          (b)  All Equipment;

          (c)  All Fixtures;

          (d)  All General Intangibles;

          (e)  All Inventory;

          (f) All other goods and personal property of Borrower whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

          (g) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BORROWER

     The Borrower represents, warrants and agrees that;

     4.1 Borrower owns all right title and interest in and to the Collateral, free of all liens, security interests, encumbrances and claims whatsoever, except for Permitted Liens.

     4.2 Borrower has the full power and authority to, and does hereby grant and convey to the Lender, a perfected security interest in the Collateral as security for the Secured Obligations, free of all liens, security interests, encumbrances and claims , other than Permitted Liens and shall execute such Uniform Commercial Code financing statements in connection herewith as the Lender may reasonably request. Except as set forth herein, no other lien, security interest, adverse claim or encumbrance has been created by Borrower or is known by Borrower to exist with respect to any Collateral.

     4.3 Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of California, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified would have a material adverse effect.

     4.4 Borrower's execution, delivery and performance of the Note(s), this Agreement, all financing statements, all other Loan Documents required to be delivered or executed in connection herewith, and the Warrant Agreement(s) have been duly authorized by all necessary corporate action of Borrower, the individual or individuals executing the Loan Documents and the Warrant Agreement(s) were duly authorized to do so; and the Loan Documents and the Warrant Agreement(s) constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors.

     4.5 This Agreement, the other Loan Documents and the Warrant Agreement(s) do not and will not violate any provisions of Borrower's Articles of Incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, or result in the creation or imposition of any lien, security interest or other encumbrance upon the Collateral, other than those created by this Agreement.

     4.6 The execution, delivery and performance of this Agreement, the other Loan Documents and the Warrant Agreement do not require the consent or approval of any other person or entity including, without limitation, any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

     4.7 No event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

     4.8 No fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute a default under the Loan Agreement between Borrower and Senior Creditor.

     4.9 Borrower has filed and will file all tax returns, federal, state and local, which it is required to file and has duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns or pursuant to any assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings).

SECTION 5.  INSURANCE

     5.1 So long as there are any Secured Obligations outstanding, Borrower shall cause to be carried and maintained comprehensive general liability insurance against risks customarily insured against in Borrower's line of business. Such risks shall include, without limitation, the risks of death, bodily injury and property damage. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral and Borrower's business, covering casualty, hazard and such other property risks customarily insured against in Borrower's line of business. Borrower shall deliver to Lender lender's loss payable endorsements (Form BFU 438 or equivalent) naming Lender as loss payee or additional insured, as appropriate. Borrower shall use commercially reasonable efforts to cause all policies evidencing such insurance to provide for at least thirty (30) days prior written notice by the underwriter or insurance company to Lender in the event of cancellation or expiration. Such policies shall be issued by such insurers and in such amounts as are reasonably acceptable to Lender.

     5.2 Borrower shall and does hereby indemnify and hold Lender, its agents and shareholders harmless from and against any and all claims, costs, expenses, damages and liabilities (including, without limitation, such claims, costs, expenses, damages and liabilities based on liability in tort, including without limitation, strict liability in tort), including reasonable attorneys' fees, arising out of the disposition or utilization of the Collateral, other than claims arising at or caused by Lender's gross negligence or willful misconduct

SECTION 6.  COVENANTS OF BORROWER

     Borrower covenants and agrees as follows at all times while any of the Secured Obligations remain outstanding:

     6.1 Borrower shall furnish to Lender the financial statements listed hereinafter, each prepared in accordance with generally accepted accounting principles consistently applied (the "Financial Statements"):

          (a) as soon as practicable (and in any event within forty-five (45) days) after the end of each month, unaudited interim financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower's Chief Executive Officer or Chief Financial Officer to be true and correct;

          (b) as soon as practicable (and in any event within one hundred twenty
(120) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Lender, accompanied by any management report from such accountants;

          (c) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and

          (d) promptly, any additional information, financial or otherwise (including, but not limited, to tax returns and names of principal creditors) as Lender reasonably believes necessary to evaluate Borrower's continuing ability to meet its financial obligations

     6.2 Borrower shall permit any authorized representative of Lender and its attorneys and accountants on reasonable notice to inspect, examine and make copies and abstracts of the books of account and records of Borrower at reasonable times during normal business hours. In addition, such representative of Lender and its attorneys and accountants shall have the right to meet with management and officers of the Company to discuss such books of account and records.

     6.3 Borrower will from time to time execute, deliver and file, alone or with Lender, any financing statements, security agreements or other documents; procure any instruments or documents as may be requested by Lender; and take all further action that may be necessary or desirable, or that Lender may request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby, and in addition, and for such purposes only, Borrower hereby authorizes Lender to execute and deliver on behalf of Borrower and to file such financing statements, security agreement and other documents without the signature of Borrower either in Lender's name or in the name of Borrower as agent and attorney-in-act for Borrower. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     6.4 Borrower shall protect and defend Borrower's title as well as the interest of the Lender against all persons claiming any interest adverse to Borrower or Lender and shall at all times keep the Collateral free and clear from any legal process, liens or encumbrances whatsoever (except any placed thereon by Lender) and shall give Lender immediate written notice thereof.

     6.5 Without Lender's prior written consent, Borrower shall not (a) grant any material extension of the time of payment of any of the Receivables, (b) to any material extent, compromise, compound or settle the same for less than the full amount thereof, (c) release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Borrower.

     6.6 Borrower shall maintain and protect its properties, assets and facilities, including without limitation, its Equipment and Fixtures, in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make or cause to be made all necessary and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with prudent industry practices.

     6.7 Borrower shall not merge with and into any other entity; or sell or convey all or substantially all of its assets or stock to any other person or entity without notifying Lender a minimum of thirty (30) days prior to the closing date and requesting Lender's consent to the assignment of all of Borrower's Secured Obligations hereunder to the successor entity in form and substance satisfactory to Lender. In the event Lender does not consent to such assignment the parties agree Borrower shall prepay the Loan in accordance with
Section 2.2 hereof.

     6.8 Borrower shall not, without the prior written consent of Lender, such consent not to be unreasonably withheld, declare or pay any cash dividend or make a distribution on any class of stock, other than pursuant to employee repurchase plans upon an employee's death or termination of employment or transfer, sell, lease, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of the assets of Borrower (except inventory sold in the normal course of business).

     6.9 Upon the request of Lender, Borrower shall, during business hours, make the Inventory and Equipment available to Lender for inspection at the place where it is normally located and shall make Borrower's log and maintenance records pertaining to the Inventory and Equipment available to Lender for inspection. Borrower shall take all action necessary to maintain such logs and maintenance records in a correct and complete fashion.

     6.10 Borrower covenants and agrees to pay when due, all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Lender or the Collateral or upon Borrower's ownership, possession, use, operation or disposition thereof or upon Borrower's rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor.

     6.11 Borrower shall not relocate any item of the Collateral (other than sale of inventory in the ordinary course of business) except: (i) with the prior written consent of the Lender not to be unreasonably withheld; and (ii) if such relocation shall be within the continental United States. If permitted to relocate Collateral pursuant to the foregoing sentence, unless otherwise agreed in writing by Lender, Borrower shall first (a) cause to be filed and/or delivered to the Lender all Uniform Commercial Code financing statements, certificates or other documents or instruments necessary to continue in effect the perfected security interest of the Lender in the Collateral, and (b) have given the Lender no less than thirty (30) days prior written notice of such relocation.

     6.12 Lender shall have the right to invest a minimum of $100,000 and a maximum of $200,000 in Borrower's next round of equity financing.

SECTION 7.  CONDITIONS PRECEDENT TO LOAN

     The obligation of Lender to fund the Loan on each Advance Date shall be subject to Lender's discretion and satisfactory completion of its due diligence and approval process, and satisfaction by Borrower or waiver by Lender, in Lender's sole discretion, of the following conditions:

     7.1 (a) The Advance Date for any installment shall occur on or before September 30, 1998.

     7.2 Document Delivery. Borrower, on or prior to the Closing Date, shall have delivered to Lender the following:

          (a) executed originals of the Agreement, Note, and any documents reasonably required by Lender to effectuate the liens of Lender, with respect to all Collateral;

          (b) certified copy of resolutions of Borrower's board of directors evidencing approval of the borrowing and other transactions evidenced by the Loan Documents and the Warrant Agreement(s);

          (c) certified copies of the Articles of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;

          (d) certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to the qualified would have a Material Adverse Effect;

          (e)  payment of the Facility Fee;

          (f) such other documents as Lender may reasonably request.

     7.3  Advance Request.  Borrower shall:

          (a) deliver to Lender, at least forty-eight (48) hours prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying the date and amount of such Advance.

          (b) deliver executed original Note(s) as set forth in Section 2, as applicable.

          (c) such other documents as Lender may reasonably request.

     7.4 Perfection of Security Interests. Borrower shall have taken or caused to be taken such actions requested by Lender to grant Lender a first priority perfected security interest in the Collateral, subject only to Permitted Liens. Such actions shall include, without limitation, the delivery to Lender of all appropriate financing statements, executed by Borrower, as to the Collateral granted by Borrower for all jurisdictions as may be necessary or desirable to perfect the security interest of Lender in such Collateral

     7.5 Absence of Events of Defaults. As of the Closing Date or the Advance Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute a default under the Senior Loan Documents between Borrower and Senior Creditor.

     7.6 Material Adverse Effect. As of the Closing Date or the Advance Date, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 8.  DEFAULT

     The occurrence of any one or more of the following events (herein called "Events of Default") shall constitute a default hereunder and under the Note(s) and other Loan Documents:

     8.1 Borrower defaults in the payment of any principal, interest or other Secured Obligation involving the payment of money under this Agreement, the Note(s) or any of the other Loan Documents, and such default continues for more than five (5) days after the due date thereof; or

     8.2 Borrower defaults in the performance of any other covenant or Secured Obligation of Borrower hereunder or under the Note(s) or any of the other Loan Documents, and such default continues for more than twenty (20) days after Lender has given notice of such default to Borrower.

     8.3 Any representation or warranty made herein by Borrower shall prove to have been false or misleading in any material respect; or

     8.4 Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (33-1/3% or more) of the properties of Borrower; or Borrower or its directors or majority shareholders shall take any action initiating the dissolution or liquidation of Borrower; or

     8.5 Sixty (60) days shall have expired after the commencement of an action by or against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or

     8.6 Sixty (60) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or

     8.7 The default by Borrower under any Excluded Agreement(s), any other promissory note or agreement for borrowed money, or any other agreement between Borrower and Lender; or

     8.8 The occurrence of any default under any lease or other agreement or obligation of Borrower involving an amount in excess of $100,000.00 or having a Material Adverse Effect; or the entry of any judgment against Borrower involving an award in excess of $100,000.00 that would have a Material Adverse Effect, that has not been bonded or stayed on appeal within thirty (30) days; or

     8.9 The occurrence of any material default under the Senior Loan Documents; or

SECTION 9.  REMEDlES

     Upon the occurrence of any one or more Events of Default, Lender, at its option, may declare the Note and all of the other Secured Obligations to be accelerated and immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Sections 8.4 or 8.5, the Note(s) and all of the other Secured Obligations shall automatically be accelerated and made due and payable without any further act), whereupon the unpaid principal of and accrued interest on such Note(s) and all other outstanding Secured Obligations shall become immediately due and payable, and shall thereafter bear interest at the Default Rate set forth in, and calculated according to, Section
2.3 (c) of this

Agreement. Lender may exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under applicable law, including the right to release, hold or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral.

     Upon the happening and during the continuance of any Event of Default, Lender may then, or at any time thereafter and from time to time, apply, collect, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Lender may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon five (5) calendar days' prior written notice to Borrower. Lender may require Borrower to assemble the Collateral and make it available to Lender at a place designated by Lender which is reasonably convenient to Lender and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

     First, to Lender in an amount sufficient to pay in full Lender's costs and professionals' and advisors' fees and expenses;

     Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations in such order and priority as Lender may choose in its sole discretion; and

     Finally, upon payment in full of all of the Secured Obligations, to Borrower or its representatives or as a court of competent jurisdiction may direct.

     Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under Section 9207 of the UCC.

     Lender's rights and remedies hereunder are subject to the terms of the Subordination Agreement.

SECTION 10.  MISCELLANEOUS

     10.1 Continuation of Security Interest. This is a continuing Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Lender hereunder shall continue to exist until the Secured Obligations are paid in full as the same become due and payable and until Lender has executed a written termination statement (which Lender shall execute within a reasonable time after full payment of the Secured Obligations hereunder), reassigning to Borrower, without recourse, the Collateral and all rights conveyed hereby and returning possession of the Collateral to Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Lender.

     10.2 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.3 Notice. Except as otherwise provided herein, all notices and service of process required, contemplated, or permitted hereunder or with respect to the subject matter hereof shall be in writing and shall be deemed to have been validly served, given or delivered upon the earlier of: (i) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

          (a)  If to Lender:
               ------------

               COMDISCO, INC.
               Legal Department
               Attention: General Counsel
               6111 North River Road
               Rosemont, IL 60018
               Facsimile: (847) 518-5088

               With a copy to:
               --------------

               COMDISCO, INC.
               COMDISCO VENTURES
               6111 North River Road
               Rosemont, IL  60018
               Facsimile: (847) 518-5465

          (b)  If to Borrower:
               --------------

               FLYCAST COMMUNICATIONS CORPORATION
               Attention:  Chief Executive Officer
               181 Fremont Street, Suite 120
               San Francisco, CA 94105
               Facsimile:  (415) 977-1009
               Phone:  (415) 977-1000

or to such other address as each party may designate for itself by like notice.

     10.4 Entire Agreement; Amendments. This Agreement, the Note(s), and the other Loan Documents, and the Warrant Agreement(s) constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including, without limitation, Lender's proposal letter dated April 27,1998, all of which are merged herein and therein. None of the terms of this Agreement, the Note(s), any of the other Loan Documents or Warrant Agreement(s) may be amended except by an instrument executed by each of the parties hereto.

     10.5 Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     10.6 No Waiver. The powers conferred upon Lender by this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. No omission, or delay, by Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Lender is entitled, nor shall it in any way affect the right of Lender to enforce such provisions thereafter.

     10.7 Survival. All agreements, representations and warranties contained in this Agreement, the Note(s), the other Loan Documents and the Warrant Agreement(s) or in any document delivered pursuant hereto or thereto shall be for the benefit of Lender and shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement.

     10.8 Successor and Assigns. The provisions of this Agreement, the other Loan Documents and the Warrant Agreement(s) shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement, the Note(s), any of the other Loan Documents or the Warrant Agreement(s), without Lender's express written consent, and any such attempted assignment shall be void and of no effect. Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents or Warrant Agreement(s) without prior notice to Borrower, and all of such rights shall inure to the benefit of Lender's successors and assigns.

     10.9 Further Indemnification. Borrower agrees to pay, and to save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     10.10 Governing Law. This Agreement, the Note(s), the other Loan Documents and the Warrant Agreement(s) have been negotiated and delivered to Lender in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. Payment to Lender by Borrower of the Secured Obligations is due in the State of Illinois. This Agreement, the Note(s), the other Loan Documents and the Warrant Agreement(s) shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     10.11 Consent To Jurisdiction And Venue. All judicial proceedings arising in or under or related to this Agreement, the Note(s), any of the other Loan Documents or Warrant Agreement(s) maybebrought in any state or federal court of competent jurisdiction located in the State of Illinois. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in Cook County, State of Illinois; (b) waives any objection as to jurisdiction or venue in Cook County, State of Illinois; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Note(s), the other Loan Documents or Warrant Agreement(s). Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in Section 10.3, above and shall be deemed effective and received as set forth in Section 10.3, above. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

     10.12 Mutual Waiver Of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER

AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, "CLAIMS") ASSERTED BY BORROWER AGAINST LENDER OR ITS ASSIGNEE AND/OR BY LENDER OR ITS ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including, without limitation, Claims which involve persons or entities other than Borrower and Lender; Claims which arise out of or are in any way connected to the relationship between Borrower and Lender; and any Claims for damages, breach of contract arising out of this Agreement, any other Loan Document or any of the Excluded Agreements, specific performance, or any equitable or legal relief of any kind.

     10.13 Confidentiality. Lender acknowledges that certain items of Collateral, including, but not limited to trade secrets, source codes, customer lists and certain other items of Intellectual Property and any Financial Statements provided pursuant to Section 6 hereof, constitute proprietary and confidential information of the Borrower (the "Confidential Information"). Accordingly, Lender agrees that any Confidential Information it may obtain in the course of acquiring perfecting or foreclosing on the Collateral or otherwise provided under this Agreement, provided such Confidential Information is marked as confidential by Borrower at the time of disclosure shall be received in the strictest confidence and will not be disclosed to any other person or entity in any manner whatsoever, in whole or in part, without the prior written consent of the Borrower, unless and until Lender has acquired indefeasible title thereto.

     10.14 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender have duly executed and delivered this Agreement as of this day and year first above written.

                              BORROWER:

                              FLYCAST COMMUNICATIONS CORPORATION


                              Signature: /s/
                                        ----------------------------------
                              Print Name:
                                         ---------------------------------
                              Title:
                                    --------------------------------------

                              Accepted in Rosemont, Illinois:

                              LENDER:



                              COMDISCO, INC.

                              Signature: /s/
                                        ----------------------------------
                              Print Name:
                                         ---------------------------------
                              Title:
                                    --------------------------------------

       Amendment Number One to Subordinated Loan and Security Agreement
                       dated as of May 22, 1998 between
 FlyCast Communications Corporation, as Borrower and Comdisco, Inc. as Lender


     This Amendment ("Amendment") is entered into this 29th day of September, 1998 by and between FlyCast Communications Corporation, a California corporation, with its chief executive offices and principal place of business at 181 Fremont Street, Suite 120, San Francisco, California 94105 ("Borrower") and Comdisco, Inc., a Delaware corporation, with its chief executive offices and principal place of business at 6111 North River Road, Rosemont, IL 60018 ("Lender").

                                   RECITALS

     WHEREAS, Borrower and Lender have entered into that certain Subordinated Loan and Security Agreement dated as of May 22, 1998, (the "Agreement") whereby Borrower requested Lender make available to Borrower a loan in the principal amount of TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00);

     WHEREAS, Borrower has requested Lender make available to Borrower an additional loan to Borrower in the principal amount of FIVE MILLION and 00/100 DOLLARS ($5,000,000.00); TWO MILLION DOLLARS ($2,000,000.00) of which shall be available immediately ("Loan II") and THREE MILLION of which shall be available upon the closing of an equity round of financing ("Loan III") available in minimum installments of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) each (as the same may from time to time be amended, modified, supplemented or revised) which would be evidenced by Subordinated Promissory Note(s) executed by Borrower substantially in the form of Exhibit A hereto (as the same may from time to time be amended, modified, supplemented or restated the "Note(s)");

     WHEREAS, the Secured Obligations hereunder shall be expressly subordinated, to the extent and in the manner set forth in the Amendment to Subordination Agreement;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, Borrower and Lender hereby agree as follows:

SECTION 1.  DEFINITIONS

1.1 Except as expressly set forth herein, all terms used herein shall have the meanings set forth in the Agreement.

1.2 The definition of "Closing Date" as set forth in Section 1.4 of the Agreement shall be amended to include the date of execution of this Amendment.

1.3 The definition of "Excluded Agreements" as set forth in Section 1.11 of the Agreement shall be amended to additionally include the Warrant Agreement executed hereunder.

1.4 The definition of "Facility Fee" as set forth in Section 1.15 of the Agreement shall be amended to include a payment equal to one percent (1.0%) of the principal amount of Loan II due at the Closing Date of this Amendment or one percent (1.00%) of the principal amount of Loan III, due upon the closing of an equity financing of at least three million dollars ($3,000,000.00).

1.5 The definition of "Subordination Agreement" as set forth in Section 1.32 shall be amended to include the Amendment to Subordination Agreement of even date herewith, entered into between Borrower, Lender, and Senior Creditor.

1.6 The definition of "Warrant Agreement" as set forth in Section 1.36 shall be amended to include the agreement entered into in connection with Loan II and Loan III, substantially in the form attached hereto as Exhibit B-1 and B-2 pursuant to which Borrower granted to Lender the right to purchase that number of shares of Series B Preferred Stock and Series C Preferred Stock of Borrower as more particularly set forth therein.

SECTION 2.  THE LOAN

2.1  (a)  Loan II:

          The outstanding principal amount of the Loan II, together with interest thereon precomputed at the rate of fourteen (14.00%) percent per annum, shall be due and payable in nine (9) equal monthly installments of interest only, payable on the first day of each month, followed by twenty-four (24) equal monthly installments of principal and interest, payable on the first day of each month, to and including the Maturity Date (each, a "Payment Date"). If any payment under the Note(s) shall be payable on a day other than a business day, then such payment shall be due and payable on the next succeeding business day.

          In consideration for Loan II, Borrower shall issue Lender a Warrant Agreement for the purchase of a number of shares of Borrower's Series B Preferred Stock, in the form of Exhibit B-1 attached hereto.

          (b)  Loan III:

      Loan III shall be available upon the closing of an equity round of financing with proceeds to Borrower of at least THREE MILLION DOLLARS ($3,000,000.00). The outstanding principal amount of the Loan III, together with interest thereon precomputed at the rate of fourteen (14.00%) percent per annum, shall be due and payable in nine (9) equal monthly installments of interest only, payable on the first day of each month, followed by twenty-four
(24) equal monthly installments of principal and interest, payable on the first day of each month, to and including the Maturity Date (each, a "Payment Date"). If any payment under the Note(s) shall be payable on a day other than a business day, then such payment shall be due and payable on the next succeeding business day.

      In consideration for Loan III, Borrower shall issue Lender a Warrant Agreement for the purchase of a number of shares of Borrower's Series C Preferred Stock equal to $480,000.00 divided by the price per share paid by investors in the Series C Preferred Stock financing ("the Exercise Price"), in the form of Exhibit B-2 attached hereto.

2.2. Borrower shall have the option to prepay the Loan, without penalty or premium, in whole or in part, as of any Payment Date after the Closing Date by paying to Lender such principal amount being prepaid together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment. Notwithstanding the foregoing, in the event the Loan is prepaid within the twelve (12) months from the date hereof, Borrower shall pay Lender an additional fee equal to one (1.00%) percent of the outstanding principal amount of the Loan.

2.3. (a) Notwithstanding any provision in this Agreement, the Note, or any other Loan Document, it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time from the date of this Agreement though the end of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower, and the effective rate of interest will be automatically reduced to the Maximum Rate.

          (b) In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Paragraph 1.

          (c) Upon and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Paragraph 1. plus five percent (5%) per annum ("Default Rate").

2.4. If the Borrower has not repaid the outstanding principal amount under the Loan in its entirety within thirty (30) days of the Maturity Date (as defined in the applicable Note(s)), then for each additional month, or portion thereof, thereafter that the outstanding principal is not paid, Lender shall have the right to purchase from the Borrower, at the Exercise Price (adjusted, as set forth and defined in the Warrant Agreement), an additional number of shares of Preferred Stock which number shall be determined by (i) multiplying the outstanding principal amount which is due but unpaid by 1% and (ii) dividing the product thereof by the Exercise Price.

SECTION 3.  COVENANTS OF BORROWER

      Borrower covenants and agrees that Lender, at its sole discretion, shall have the right to invest up to ONE MILLION DOLLARS ($1,000,000.00) in Borrower's next equity financing, at a price per share paid by other investors.

SECTION 4.  CONDITIONS PRECEDENT TO LOAN

      The obligation of Lender to fund the Loan on each Advance Date shall be subject to Borrower's request, and Lender's satisfactory completion of its due diligence and approval process, and satisfaction by Borrower or waiver by Lender, in Lender's sole discretion, of the following conditions:

4.1.  The Closing Date shall occur on or before September 29, 1999.

4.2. Document Delivery. Borrower, on or prior to the Closing Date, shall have delivered to Lender the following:

           (a) executed originals of the Amendment, (the Note), and all other Loan Documents, and the Warrant Agreement, including any documents reasonably required by Lender to effectuate the liens of Lender, with respect to all Collateral;

           (b) certified copy of resolutions of Borrower's board of directors evidencing approval of the borrowing and other transactions evidenced by the Loan Documents and the Warrant Agreement;

           (c) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;

           (d) certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

           (e) payment of the Facility Fee for Loan II;

           (f) Borrower's written instructions to Lender regarding the manner of disbursement of the Loan, which must be reasonably satisfactory to Lender; and

           (g) such other documents as Lender may reasonably request.

4.3.  Advance Request.  Borrower shall:

With respect to Loan II:
-----------------------

           (a) deliver to Lender, at least forty-eight (48) hours prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying the date and amount of such Advance.

           (b) deliver executed original Note(s) as set forth in Section 2.1
      (a), as applicable.

           (c) such other documents as Lender may reasonably request.

With respect to Loan III:
------------------------

           (a) deliver to Lender, at least forty-eight (48) hours prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying the date and amount of such Advance.

           (b) deliver executed original Note(s) as set forth in Section 2.1(b), as applicable;

           (c) payment of the Facility Fee as set forth in Section 1.4 above;

           (d) deliver executed Warrant Agreement as set forth in Section
      2.1(b);

           (e) such other documents as Lender may reasonably request.

4.4. Perfection of Security Interests. Borrower shall have taken or caused to be taken such actions requested by Lender to grant Lender a second priority perfected security interest in the Collateral, subject only to Permitted Liens. Such actions shall include, without limitation, the delivery to Lender of all appropriate financing statements, executed by Borrower, as to the Collateral granted by Borrower for all jurisdictions as may be necessary or desirable to perfect the security interest of Lender in such Collateral

4.5. Absence of Events of Defaults. As of the Closing Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute a default under the Senior Loan Documents between Borrower and Senior Creditor.

4.6. Material Adverse Effect. As of the Closing Date, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

4.7. Representations and Warranties of Borrower. As of the Closing date, the representations and warranties made by Borrower in Section 4 of the Agreement remain in full force and effect.

4.8. Borrower covenants and agrees to take such other actions as the Lender may reasonably request in order to effectuate the intention of the parties hereunder and under the Agreement, including without limitation, the execution of Uniform Commercial Code financing statements or other similar documents, in order to confirm, perfect, preserve and protect the security interests of the Lender in the Collateral.

SECTION 5.  MISCELLANEOUS

5.1. Except as specifically amended hereby, the terms and conditions of the Agreement are hereby reaffirmed and remain in full force and effect, and from and after the date hereof the "Agreement" shall mean the "Agreement" as amended by this Amendment.

5.2. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER                   FLYCAST COMMUNICATIONS CORPORATION


                           Signature:  /s/
                                       ______________________
                           Print Name:
                                       _____________________
                           Title:
                                  __________________________

ACCEPTED IN ROSEMONT, ILLINOIS

LENDER                     COMDISCO, INC.


                           Signature:  /s/ JAMES P. LABE
                                       ______________________
                           Print Name:
                                       _____________________
                           Title:
                                  __________________________
                                      JAMES P. LABE
                                        PRESIDENT
                                  COMDISCO VENTURES DIVISION

                                   Exhibit A

                         SUBORDINATED PROMISSORY NOTE

$2,500,000.00                                 Date:  May 27,1998

                                              Due:  November 1, 2001

FOR VALUE RECEIVED, FlyCast Communications Corporation, a California corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) together with interest at eleven percent (11.00%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 1 monthly installment of interest only of $3,055.56 each, commencing June 1, 1998, followed by 5 equal monthly installments of interest only of $22,916.67 each, commencing July 1, 1998 and on the same day of each month thereafter to and including November 1,1998 ,followed by 36 equal monthly installments of principal and interest of $81,846.79 commencing December 1, 1998 and on the same day of each month thereafter to and including November 1, 2001, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement of even date herewith by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

     BORROWER:          FLYCAST COMMUNICATIONS CORPORATION
                        181 Fremont Street, Suite 120, San Francisco, CA 94105

                        Signature:/s/
                                  --------------------------------------------
                        Print Name:
                                   -------------------------------------------
                        Title:
                              ------------------------------------------------

                                   Exhibit B

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

                               WARRANT AGREEMENT

             To Purchase Shares of the Series C Preferred Stock of

                      FLYCAST COMMUNICATIONS CORPORATION

                Dated as of May 22,1998 (the "Effective Date")

     WHEREAS, Flycast communications corporation, a California corporation (the "Company") has entered into a Subordinated Loan and Security Agreement dated as of May 22, 1998, and related Subordinated Promissory Note(s) (collectively, the "Loans") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Loans, the right to purchase shares of its Series B Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Loans and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.  GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.
    ----------------------------------------------

     For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company that number of fully paid and assessable shares of the Company's Series C Preferred Stock ("Preferred Stock") equal to Two Hundred Fifty Thousand Dollars ($250,000.00) ("Aggregate Purchase Price") divided by the Exercise Price ("Exercise Price"). The Exercise Price shall equal to the sum of $1.33 per share (the "Last Round") plus the product of (a) the difference between the price per share of the next round of equity financing (the "Next Round") and the Last Round, multiplied by (b) the fraction resulting from dividing (x) the number of days from the date of closing of the Last Round to the date of execution of the Leases, by (y) the number of days from the date of the closing of the Last Round to the date of closing of the Next Round; provided however, if the Next Round is not successfully completed by December 31, 1998, then the Exercise Price shall be equal to $1.33 per share. For purposes of the calculation above, Next Round shall include (i) any equity financing, (ii) Merger Event (as further defined herein) or (iii) the initial "Price to Public" specified in the final prospectus with respect to the offering of the Company's Common Stock, pursuant to a Registration Statement relating to such public offering declared effective by the SEC. The number and purchase price of such shares available hereunder are subject to adjustment as provided in Section 8 hereof.

2.  TERM OF THE WARRANT AGREEMENT.
    -----------------------------

     Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) five (5) years or (ii) two (2) years from the effective date of the Company's initial public offering, whichever is shorter.

3.  EXERCISE OF THE PURCHASE RIGHTS.
    -------------------------------

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:


                                X  =  Y(A-B)
                                      ------
                                         A

  Where:    X =   the number of shares of Preferred Stock to be
                  issued to the Warrantholder.

            Y =   the number of shares of Preferred Stock
                  requested to be exercised under this Warrant
                  Agreement.

            A = the fair market value of one (1) share of Preferred Stock.

            B =   the Exercise Price.

     For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

          (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and
(y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

          (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

               (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

               (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one
(21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

          (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.
     ---------------------

     (a) Authorization and Reservation of Shares.  During the term of this
         ---------------------------------------
Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

     (b) Registration or Listing.  If any shares of Preferred Stock required to
         -----------------------
be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as amended ("1933 Act"), as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.   NO FRACTIONAL SHARES OR SCRIP.
     -----------------------------

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   NO RIGHTS AS SHAREHOLDER.
     ------------------------

     This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.   WARRANTHOLDER REGISTRY.
     ----------------------

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.   ADJUSTMENT RIGHTS.
     -----------------

     The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Merger and Sale of Assets.  If at any time there shall be a capital
         -------------------------
reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

     (b) Reclassification of Shares.  If the Company at any time shall, by
         --------------------------
combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

     (c) Subdivision or Combination of Shares.  If the Company at any time shall
         ------------------------------------
combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d) Stock Dividends.  If the Company at any time shall pay a dividend
         ---------------
payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and

(ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e) Right to Purchase Additional Stock.  If the Company has not paid any
         ----------------------------------
Subordinated Promissory Note(s) entered into pursuant to the Loan(s) in its entirety by the Maturity Date (as defined in the applicable Subordinated Promissory Note(s)), then for each additional month, or portion thereof, thereafter that the outstanding principal is not paid, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares of Preferred Stock which number shall be determined by (i) multiplying the outstanding principal amount which due but unpaid by 1% and (ii) dividing the product thereof by the Exercise Price.

     (f) Antidilution Rights.  Additional antidilution rights applicable to the
         -------------------
Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit IV (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall include (a) the price at which such stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Warrantholder to determine if a dilutive event has occurred.

     (g) Notice of Adjustments.  If: (i) the Company shall declare any dividend
         ---------------------
or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event;
(iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder:
(A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and
(C) in the case of a public offering, the Company shall give the Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (h) Timely Notice.  Failure to timely provide such notice required by
         -------------
subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     (a) Reservation of Preferred Stock.  The Preferred Stock issuable upon
         ------------------------------
exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b) Due Authority.  The execution and delivery by the Company of this
         -------------
Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Loans and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Loans and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

     (c) Consents and Approvals.  No consent or approval of, giving of notice
         ----------------------
to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

     (d) Issued Securities.  All issued and outstanding shares of Common Stock,
         -----------------
Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

          (i) The authorized capital of the Company consists of (A) 10,000,000 shares of Common Stock, of which 2,373,516 shares are issued and outstanding, and (B) 920,000 shares of Series A Preferred Stock, of which 911,295 shares are issued and outstanding and are convertible into 911,295 shares of Common Stock at $1.00 per share, and (C) 5,500,000 shares of Series B Preferred Stock, of which 5,324,532 shares are issued and outstanding and are convertible into 5,324,532 shares of Common Stock at $1.33 per share.

          (ii) The Company has reserved 1,300,000 shares of Common Stock for issuance under its Nonqualified/Incentive Stock Option Plan, under which 928,816 options are outstanding at an average price of $0.10 or $0.13 per share. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

          (iii) In accordance with the Company's Articles of Incorporation, no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

     (e) Insurance.  The Company has in full force and effect insurance
         ---------
policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant the terms of any other contract or agreement.

     (f) Other Commitments to Register Securities.  Except as set forth in this
         ----------------------------------------
Warrant Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) Exempt Transaction.  Subject to the accuracy of the Warrantholder's
         ------------------
representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     (h) Compliance with Rule 144.  At the written request of the Warrantholder,
         ------------------------
who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.
     --------------------------------------------------

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

          (a) Investment Purpose.  The right to acquire Preferred Stock or the
              ------------------
Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

          (b) Private Issue.  The Warrantholder understands (i) that the
              -------------
Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

          (c) Disposition of Warrantholder's Rights.  In no event will the
              -------------------------------------
Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

          (d) Financial Risk.  The Warrantholder has such knowledge and
              --------------
experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

          (e) Risk of No Registration.  The Warrantholder understands that if
              -----------------------
the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to Section 15(d), of the 1934 Act", or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrartholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

          (f) Accredited Investor.  Warrantholder is an "accredited investor"
              -------------------
within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.  REQUESTS FOR REGISTRATION.
     -------------------------

     Warrantholder and Company agree that all shares of Preferred Stock subject to the Warrant Agreement shall have the same registration rights and be subject to the same terms and conditions with respect to the registration and sale of such stock as possessed by the Series B Shareholders as provided for in the Investors' Rights Agreement dated July 11,1997, as amended, by and among the Company and those certain Purchasers identified therein, attached thereto as Exhibit A.

12.  TRANSFERS.
     ---------

     Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

13.  MISCELLANEOUS.
     -------------

     (a) Effective Date.  The provisions of this Warrant Agreement shall be
         --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) Attorney's Fees.  In any litigation, arbitration or court proceeding
         ---------------
between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) Governing Law.  This Warrant Agreement shall be governed by and
         -------------
construed for all purposes under and in accordance with the laws of the State of Illinois.

     (d) Counterparts.  This Warrant Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: Venture Lease Administration, cc: Legal Department, attn.: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847)518-5088 and (ii) to the Company at 181
Fremont Street, Suite 120, San Francisco, California, 94105, attention: (and/or if by facsimile, (415) 977-1009 or at such other address as any such party may
                  ---  --------
subsequently designate by written notice to the other party.

     (f) Remedies.  In the event of any default hereunder, the non-defaulting
         --------
party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) No Impairment of Rights.  The Company will not, by amendment of its
         -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) Survival.  The representations, warranties, covenants and conditions of
         --------
the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) Severability.  In the event any one or more of the provisions of this
         ------------
Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) Amendments.  Any provision of this Warrant Agreement may be amended by
         ----------
a written instrument signed by the Company and by the Warrantholder.

     (k) Additional Documents.  The Company, upon execution of this Warrant
         --------------------
Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. If the purchase price for the Loans referenced in the preamble of this Warrant Agreement exceeds $1,000,000, the Company will also provide Warrantholder with an opinion from the Company's counsel with respect to those same representations, warranties and covenants. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                    Company:  FLYCAST COMMUNICATIONS CORPORATION

                    By:/s/
                       --------------------------------------------
                    Title:
                          -----------------------------------------

                    Warrantholder:  COMDISCO, INC.

                    By:/s/
                       --------------------------------------------
                    Title:
                          -----------------------------------------

                                   EXHIBIT I

                              NOTICE OF EXERCISE

TO:  ____________________

(1) The undersigned Warrantholder hereby elects to purchase _______ shares of the Series ____ Preferred Stock of __________________, pursuant to the terms of the Warrant Agreement dated the ______ day of _______________________, 19__ (the "Warrant Agreement") between
     __________________________ ______________________________________ and the
     Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2)  In exercising its rights to purchase the Series ____ Preferred Stock of
     ____________________________ ___________________________________________
     the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Series ____ Preferred Stock in the name of the undersigned or in such other name as is specified below.


--------------------------------------
(Name)


--------------------------------------
(Address)

Warrantholder:  COMDISCO, INC.

By:
   -----------------------------------
Title:
      --------------------------------
Date:
     ---------------------------------

                                  EXHIBIT II

                          ACKNOWLEDGMENT OF EXERCISE



     The undersigned ______________________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ____ shares of the Series ____ Preferred Stock of __________________ pursuant to the terms of the Warrant Agreement, and further acknowledges that _______ shares remain subject to purchase under the terms of the Warrant Agreement.

                                    Company:

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------
                                    Date:
                                          --------------------------------------

                                  EXHIBIT III

                                TRANSFER NOTICE

(To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


____________________________________
(Please Print)

whose address is____________________________________

____________________________________________________


             Dated:
                   ____________________________________
             Holder's Signature:
                                _______________________
             Holder's Address:
                                _______________________


Signature Guaranteed:
                     __________________________________

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                  Exhibit B-1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

                               WARRANT AGREEMENT

             To Purchase Shares of the Series C Preferred Stock of

                       FLYCAST COMMUNICATIONS CORPORATION

             Dated as of September 29, 1998 (the "Effective Date")

     WHEREAS, FlyCast Communications Corporation, a California corporation (the "Company") has entered into a Subordinated Loan and Security Agreement dated as of May 22,1998 as amended by Amendment Number One to the Subordinated Loan and Security Agreement dated September 29, 1998, and related Subordinated Promissory Note(s) (collectively, the "Loans") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Loans, the right to purchase shares of its Series B Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Loans and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.  GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.
    ----------------------------------------------

     For value received, the Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company that number of fully paid and assessable shares of the Company's Series C Preferred Stock ("Preferred Stock") equal to Three Hundred Twenty Thousand Dollars ($320,000.00) ("Aggregate Purchase Price") divided by the Exercise Price ("Exercise Price"). The Exercise Price shall equal to the sum of $1.33 per share (the "Last Round") plus the product of (a) the difference between the price per share of the next round of equity financing (the "Next Round") and the Last Round, multiplied by (b) the fraction resulting from dividing (x) the number of days from the date of closing of the Last Round to the date of execution of the Leases, by (y) the number of days from the date of the closing of the Last Round to the date of closing of the Next Round; provided however, if the Next Round is not successfully completed by December 31, 1998, then the Exercise Price shall be equal to $1.33 per share. Notwithstanding the foregoing, the Next Round price shall be capped at a pre-money valuation of Sixty Million Dollars ($60,000,000.00). For purposes of the calculation above, Next Round shall include (i) any equity financing, (ii) Merger Event (as further defined herein) or (iii) the initial "Price to Public" specified in the final prospectus with respect to the offering of the Company's Common Stock, pursuant to a Registration Statement relating to such public offering declared effective by the SEC. The number and purchase price of such shares available hereunder are subject to adjustment as provided in Section 8 hereof.

2.  TERM OF THE WARRANT AGREEMENT.
    -----------------------------

     Except as otherwise provided for heroin, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) five (5) years or (ii) two (2) years from the effective date of the Company's initial public offering, whichever is shorter.

3.  EXERCISE OF THE PURCHASE RIGHTS.
    -------------------------------

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the "Acknowledgment of Exercise") indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                   X  =  Y(A-B)
                         ------
                            A
     Where:    X =  the number of shares of Preferred Stock to be issued to the
                    Warrantholder.

               Y =  the number of shares of Preferred Stock requested to be
                    exercised under this     Warrant Agreement

               A =  the fair market value of one (1) share of Preferred Stock.

               B =  the Exercise Price.

     For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

          (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and
(y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

     (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

          (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

          (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Preferred Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.
     ---------------------

     (a) Authorization and Reservation of Shares.  During the term of this
         ---------------------------------------
Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

     (b) Registration or Listing.  If any shares of Preferred Stock required to
         -----------------------
be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as amended ("1933 Act"), as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.   NO FRACTIONAL SHARES OR SCRIP.
     -----------------------------

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   NO RIGHTS AS SHAREHOLDER.
     ------------------------

     This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.   WARRANTHOLDER REGISTRY.
     ----------------------

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.   ADJUSTMENT RIGHTS.
     -----------------

     The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Merger and Sale of Assets.  If at any time there shall be a capital
         -------------------------
reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation whether or not the Company is the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

     (b) Reclassification of Shares.  If the Company at any time shall, by
         --------------------------
combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

     (c) Subdivision or Combination of Shares.  If the Company at any time shall
         ------------------------------------
combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d) Stock Dividends.  If the Company at any time shall pay a dividend
         ---------------
payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution.
The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e) Right to Purchase Additional Stock.  If the Company has not paid any
         ----------------------------------
Subordinated Promissory Note(s) entered into pursuant to the Loan(s) in its entirety by the Maturity Date (as defined in the applicable Subordinated Promissory Note(s)), then for each additional month, or portion thereof, thereafter that the outstanding principal is not paid, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares of Preferred Stock which number shall be determined by (i) multiplying the outstanding principal amount which due but unpaid by 1% and (ii) dividing the product thereof by the Exercise Price.

     (f) Antidilution Rights.  Additional antidilution rights applicable to the
         -------------------
Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit ~ (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall include (a) the price at which such stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Warrantholder to determine if a dilutive event has occurred.

     (g) Notice of Adjustments.  If: (i) the Company shall declare any dividend
         ---------------------
or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event;
(iv) there shall be an initial public offering; or (v) there shall be any voluntary dissolution, liquidation or winding up of the company; then, in connection with each such event, the Company shall send to the Warrantholder:
(A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up); and
(C) in the case of a public offering, the Company shall give the Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (h) Timely Notice.  Failure to timely provide such notice required by
         -------------
subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     (a) Reservation of Preferred Stock.  The Preferred Stock issuable upon
         ------------------------------
exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b) Due Authority.  The execution and delivery by the Company of this
         -------------
Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Loans and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Loans and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

     (c) Consents and Approvals.  No consent or approval of, giving of notice
         ----------------------
to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

     (d) Issued Securities.  All issued and outstanding shares of Common Stock,
         -----------------
Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

          (i) The authorized capital of the Company consists of (A) 10,000,000 shares of Common Stock, of which 2,373,516 shares are issued and outstanding, and (B) 920,000 shares of Series A Preferred Stock, of which 911,295 shares are issued and outstanding and are convertible into 911,295 shares of Common Stock at $1.00 per share, and (C) 5,500,000 shares of Series B Preferred Stock, of which 5,324,532 shares are issued and outstanding and are convertible into 5,324,532 shares of Common Stock at $1.33 per share.

         (ii) The Company has reserved 1,300,000 shares of Common Stock for issuance under its Nonqualified/Incentive Stock Option Plan, under which 928,816 options are outstanding at an average price of $0.10 or $0.13 per share. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

        (iii) In accordance with the Company's Articles of Incorporation, no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

     (e) Insurance.  The Company has in full force and effect insurance
         ---------
policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant the terms of any other contract or agreement.

     (f) Other Commitments to Register Securities.  Except as set forth in this
         ----------------------------------------
Warrant Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) Exempt Transaction.  Subject to the accuracy of the Warrantholder's
         ------------------
representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     (h) Compliance with Rule 144.  At the written request of the Warrantholder,
         ------------------------
who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.
     --------------------------------------------------

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

          (a) Investment Purpose.  The right to acquire Preferred Stock or the
              ------------------
Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

          (b) Private Issue.  The Warrantholder understands (i) that the
              -------------
Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

          (c) Disposition of Warrantholder's Rights.  In no event will the
              -------------------------------------
Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

          (d) Financial Risk.  The Warrantholder has such knowledge and
              --------------
experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

          (e) Risk of No Registration.  The Warrantholder understands that if
              -----------------------
the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to Section 15(d), of the 1934 Act", or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

          (f) Accredited Investor.  Warrantholder is an "accredited investor"
              -------------------
within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.  REQUESTS FOR REGISTRATION.
     -------------------------

     Warrantholder and Company agree that all shares of Preferred Stock subject to the Warrant Agreement shall have the same registration rights and be subject to the same terms and conditions with respect to the registration and sale of such stock as possessed by the Series B Shareholders as provided for in the Investors' Rights Agreement dated July 11,1997, as amended, by and among the Company and those certain Purchasers identified therein, attached thereto as Exhibit A.

12.  TRANSFERS.
     ---------

     Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

13.  MISCELLANEOUS.
     -------------

     (a) Effective Date.  The provisions of this Warrant Agreement shall be
         --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) Attorney's Fees.  In any litigation, arbitration or court proceeding
         ---------------
between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) Governing Law.  This Warrant Agreement shall be governed by and
         -------------
construed for all purposes under and in accordance with the laws of the State of Illinois.

     (d) Counterparts.  This Warrant Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: Venture Lease Administration, cc: Legal Department, attn.: General Counsel, (and/or, if by facsimile, (847) 518-5465 and (847)518-5088 and (ii) to the Company at 181
Fremont Street, Suite 120, San Francisco, California, 94105, attention: (and/or if by facsimile, (415) 977-1009 or at such other address as any such party may
                  ---  --------
subsequently designate by written notice to the other party.

     (f) Remedies.  In the event of any default hereunder, the non-defaulting
         --------
party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) No Impairment of Rights.  The Company will not, by amendment of its
         -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) Survival.  The representations, warranties, covenants and conditions of
         --------
the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) Severability.  In the event any one or more of the provisions of this
         ------------
Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) Amendments.  Any provision of this Warrant Agreement may be amended by
         ----------
a written instrument signed by the Company and by the Warrantholder.

     (k) Additional Documents.  The Company, upon execution of this Warrant
         --------------------
Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. If the purchase price for the Loans referenced in the preamble of this Warrant Agreement exceeds $1,000,000, the Company will also provide Warrantholder with an opinion from the Company's counsel with respect to those same representations, warranties and covenants. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                    Company:  FLYCAST COMMUNICATIONS CORPORATION

                    By:/s/
                       ---------------------------------
                    Title:
                          ------------------------------
                    Warrantholder:  COMDISCO, INC.

                    By:/s/
                       --------------------------------
                    Title:
                          -----------------------------

                                   EXHIBIT I

                               NOTICE OF EXERCISE

TO:  ____________________

(1) The undersigned Warrantholder hereby ejects to purchase _______ shares of the Series ____ Preferred Stock of __________________, pursuant to the terms of the Warrant Agreement dated the ______ day of _______________________, 19__ (the "Warrant Agreement") between
     _________________________ ______________________________________ and the
     Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Series ____ Preferred Stock of ___________________________ ___________________________________________ the
     undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing Said shares of Series ____ Preferred Stock in the name of the undersigned or in such other name as is specified below.


--------------------------------
(Name)


--------------------------------
(Address)

Warrantholder:  COMDISCO, INC.

By:
   -----------------------------

Title:
      --------------------------
Date:
     ---------------------------

                                   EXHIBIT II

                           ACKNOWLEDGMENT OF EXERCISE



     The undersigned ______________________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ____ shares of the Series ____ Preferred Stock of __________________ pursuant to the terms of the Warrant Agreement, and further acknowledges that _______ shares remain subject to purchase under the terms of the Warrant Agreement.

                                    Company:
                                            -------------------------------
                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------
                                    Date:
                                         ----------------------------------

                                  EXHIBIT III

                                TRANSFER NOTICE

(To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


____________________________________
(Please Print)

whose address is____________________________________

____________________________________________________


               Dated:
                     _______________________________

               Holder's Signature:
                                  __________________
               Holder's Address:
                                  __________________


Signature Guaranteed:
                     _______________________________

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                   Exhibit C

                                Advance Request

Name:     FlyCast Communications Corporation ("Borrower")  Date:
                                                                __________
Address:  181 Fremont Street, Suite 120
          San Francisco, CA  94105

     Borrower hereby requests from Comdisco, Inc. ("Lender") an Advance in the amount of $________________ on _________________, 1998 (the "Advance Date")
under that Subordinated Loan and Security Agreement between Borrower and Lender dated May __, 1998 (the "Agreement").

     Please:

     (a)  Issue a check payable to Borrower    _________________

                      or

     (b)  Wire Funds to Borrower's account    _________________

          Bank:
               -------------------------------
          Address:
                  ----------------------------

          ABA Number:
                     -------------------------

          Account Number:
                         ---------------------

          Account Name:
                        ----------------------

     Borrower hereby affirms that all Representations and Warranties of Borrower set forth in Section 4 and all Conditions Precedent to Loan set forth in Section 7 of the Agreement remain true and correct as of the date hereof.

     Executed this ___ day of ________________, 1998 by:

            BORROWER:       FLYCAST COMMUNICATIONS CORPORATION

                  BY:
                     ---------------------------------
                  TITLE:
                        ------------------------------
                  PRINT:
                         -----------------------------

       Amendment Number One to Subordinated Loan and Security Agreement
                       dated as of May 22, 1998 between
 FlyCast Communications Corporation, as Borrower and Comdisco, Inc. as Lender


     This Amendment ("Amendment") is entered into this 29th day of September, 1998 by and between FlyCast Communications Corporation, a California corporation, with its chief executive offices and principal place of business at 181 Fremont Street, Suite 120, San Francisco, California 94105 ("Borrower") and Comdisco, Inc., a Delaware corporation, with its chief executive offices and principal place of business at 6111 North River Road, Rosemont, IL 60018 ("Lender").

                                   RECITALS

     WHEREAS, Borrower and Lender have entered into that certain Subordinated Loan and Security Agreement dated as of May 22, 1998, (the "Agreement") whereby Borrower requested Lender make available to Borrower a loan in the principal amount of TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00);

     WHEREAS, Borrower has requested Lender make available to Borrower an additional loan to Borrower in the principal amount of FIVE MILLION and 00/100 DOLLARS ($5,000,000.00); TWO MILLION DOLLARS ($2,000,000.00) of which shall be available immediately ("Loan II") and THREE MILLION of which shall be available upon the closing of an equity round of financing ("Loan III") available in minimum installments of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) each (as the same may from time to time be amended, modified, supplemented or revised) which would be evidenced by Subordinated Promissory Note(s) executed by Borrower substantially in the form of Exhibit A hereto (as the same may from time to time be amended, modified, supplemented or restated the "Note(s)");

     WHEREAS, the Secured Obligations hereunder shall be expressly subordinated, to the extent and in the manner set forth in the Amendment to Subordination Agreement;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, Borrower and Lender hereby agree as follows:

SECTION 1.  DEFINITIONS

1.1 Except as expressly set forth herein, all terms used herein shall have the meanings set forth in the Agreement.

1.2 The definition of "Closing Date" as set forth in Section 1.4 of the Agreement shall be amended to include the date of execution of this Amendment.

1.3 The definition of "Excluded Agreements" as set forth in Section 1.11 of the Agreement shall be amended to additionally include the Warrant Agreement executed hereunder.

1.4 The definition of "Facility Fee" as set forth in Section 1.15 of the Agreement shall be amended to include a payment equal to one percent (1.0%) of the principal amount of Loan II due at the Closing Date of this Amendment or one percent (1.00%) of the principal amount of Loan III, due upon the closing of an equity financing of at least three million dollars ($3,000,000.00).

1.5 The definition of "Subordination Agreement" as set forth in Section 1.32 shall be amended to include the Amendment to Subordination Agreement of even date herewith, entered into between Borrower, Lender, and Senior Creditor.

1.6 The definition of "Warrant Agreement" as set forth in Section 1.36 shall be amended to include the agreement entered into in connection with Loan II and Loan III, substantially in the form attached hereto as Exhibit B-1 and B-2 pursuant to which Borrower granted to Lender the right to purchase that number of shares of Series B Preferred Stock and Series C Preferred Stock of Borrower as more particularly set forth therein.

SECTION 2.  THE LOAN

2.1  (a)  Loan II:

          The outstanding principal amount of the Loan II, together with interest thereon precomputed at the rate of fourteen (14.00%) percent per annum, shall be due and payable in nine (9) equal monthly installments of interest only, payable on the first day of each month, followed by twenty-four (24) equal monthly installments of principal and interest, payable on the first day of each month, to and including the Maturity Date (each, a "Payment Date"). If any payment under the Note(s) shall be payable on a day other than a business day, then such payment shall be due and payable on the next succeeding business day.

          In consideration for Loan II, Borrower shall issue Lender a Warrant Agreement for the purchase of a number of shares of Borrower's Series B Preferred Stock, in the form of Exhibit B-1 attached hereto.

          (b)  Loan III:

      Loan III shall be available upon the closing of an equity round of financing with proceeds to Borrower of at least THREE MILLION DOLLARS ($3,000,000.00). The outstanding principal amount of the Loan III, together with interest thereon precomputed at the rate of fourteen (14.00%) percent per annum, shall be due and payable in nine (9) equal monthly installments of interest only, payable on the first day of each month, followed by twenty-four
(24) equal monthly installments of principal and interest, payable on the first day of each month, to and including the Maturity Date (each, a "Payment Date"). If any payment under the Note(s) shall be payable on a day other than a business day, then such payment shall be due and payable on the next succeeding business day.

      In consideration for Loan III, Borrower shall issue Lender a Warrant Agreement for the purchase of a number of shares of Borrower's Series C Preferred Stock equal to $480,000.00 divided by the price per share paid by investors in the Series C Preferred Stock financing ("the Exercise Price"), in the form of Exhibit B-2 attached hereto.

2.2. Borrower shall have the option to prepay the Loan, without penalty or premium, in whole or in part, as of any Payment Date after the Closing Date by paying to Lender such principal amount being prepaid together with all accrued and unpaid interest with respect to such principal amount, as of the date of such prepayment. Notwithstanding the foregoing, in the event the Loan is prepaid within the twelve (12) months from the date hereof, Borrower shall pay Lender an additional fee equal to one (1.00%) percent of the outstanding principal amount of the Loan.

2.3. (a) Notwithstanding any provision in this Agreement, the Note, or any other Loan Document, it is not the parties' intent to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law which a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of Illinois shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the "Maximum Rate"). If the Borrower actually pays Lender an amount of interest, chargeable on the total aggregate principal Secured Obligations of Borrower under this Agreement and the Note (as said rate is calculated over a period of time from the date of this Agreement though the end of time that any principal is outstanding on the Note), which amount of interest exceeds interest calculated at the Maximum Rate on said principal chargeable over said period of time, then such excess interest actually paid by Borrower shall be applied first, to the payment of principal outstanding on the Note; second, after all principal is repaid, to the payment of Lender's out of pocket costs, expenses, and professional fees which are owed by Borrower to Lender under this Agreement or the Loan Documents; and third, after all principal, costs, expenses, and professional fees owed by Borrower to Lender are repaid, the excess (if any) shall be refunded to Borrower, and the effective rate of interest will be automatically reduced to the Maximum Rate.

      (b) In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Paragraph 1.

          (c) Upon and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Paragraph 1. plus five percent (5%) per annum ("Default Rate").

2.4. If the Borrower has not repaid the outstanding principal amount under the Loan in its entirety within thirty (30) days of the Maturity Date (as defined in the applicable Note(s)), then for each additional month, or portion thereof, thereafter that the outstanding principal is not paid, Lender shall have the right to purchase from the Borrower, at the Exercise Price (adjusted, as set forth and defined in the Warrant Agreement), an additional number of shares of Preferred Stock which number shall be determined by (i) multiplying the outstanding principal amount which is due but unpaid by 1% and (ii) dividing the product thereof by the Exercise Price.

SECTION 3.  COVENANTS OF BORROWER

      Borrower covenants and agrees that Lender, at its sole discretion, shall have the right to invest up to ONE MILLION DOLLARS ($1,000,000.00) in Borrower's next equity financing, at a price per share paid by other investors.

SECTION 4.  CONDITIONS PRECEDENT TO LOAN

      The obligation of Lender to fund the Loan on each Advance Date shall be subject to Borrower's request, and Lender's satisfactory completion of its due diligence and approval process, and satisfaction by Borrower or waiver by Lender, in Lender's sole discretion, of the following conditions:

4.1.  The Closing Date shall occur on or before September 29, 1999.

4.2. Document Delivery. Borrower, on or prior to the Closing Date, shall have delivered to Lender the following:

           (a) executed originals of the Amendment, (the Note), and all other Loan Documents, and the Warrant Agreement, including any documents reasonably required by Lender to effectuate the liens of Lender, with respect to all Collateral;

           (b) certified copy of resolutions of Borrower's board of directors evidencing approval of the borrowing and other transactions evidenced by the Loan Documents and the Warrant Agreement;

           (c) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;

           (d) certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect;

           (e) payment of the Facility Fee for Loan II;

           (f) Borrower's written instructions to Lender regarding the manner of disbursement of the Loan, which must be reasonably satisfactory to Lender; and

           (g) such other documents as Lender may reasonably request.

4.3.  Advance Request.  Borrower shall:

With respect to Loan II:
-----------------------

           (a) deliver to Lender, at least forty-eight (48) hours prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying the date and amount of such Advance.

           (b) deliver executed original Note(s) as set forth in Section 2.1
      (a), as applicable.

           (c) such other documents as Lender may reasonably request.

With respect to Loan III:
------------------------

           (a) deliver to Lender, at least forty-eight (48) hours prior to the Advance Date, written notice in the form of an Advance Request, or as otherwise specified by Lender from time to time, specifying the date and amount of such Advance.

           (b) deliver executed original Note(s) as set forth in Section 2.1(b), as applicable;

           (c) payment of the Facility Fee as set forth in Section 1.4 above;

           (d) deliver executed Warrant Agreement as set forth in Section
      2.1(b);

           (e) such other documents as Lender may reasonably request.

4.4. Perfection of Security Interests. Borrower shall have taken or caused to be taken such actions requested by Lender to grant Lender a second priority perfected security interest in the Collateral, subject only to Permitted Liens. Such actions shall include, without limitation, the delivery to Lender of all appropriate financing statements, executed by Borrower, as to the Collateral granted by Borrower for all jurisdictions as may be necessary or desirable to perfect the security interest of Lender in such Collateral

4.5. Absence of Events of Defaults. As of the Closing Date, no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default under this Agreement or any of the Loan Documents and no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute a default under the Senior Loan Documents between Borrower and Senior Creditor.

4.6. Material Adverse Effect. As of the Closing Date, no event which has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

4.7. Representations and Warranties of Borrower. As of the Closing date, the representations and warranties made by Borrower in Section 4 of the Agreement remain in full force and effect.

4.8. Borrower covenants and agrees to take such other actions as the Lender may reasonably request in order to effectuate the intention of the parties hereunder and under the Agreement, including without limitation, the execution of Uniform Commercial Code financing statements or other similar documents, in order to confirm, perfect, preserve and protect the security interests of the Lender in the Collateral.

SECTION 5.  MISCELLANEOUS

5.1. Except as specifically amended hereby, the terms and conditions of the Agreement are hereby reaffirmed and remain in full force and effect, and from and after the date hereof the "Agreement" shall mean the "Agreement" as amended by this Amendment.

5.2. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Amendment as of the day and year first above written.


BORROWER                   FLYCAST COMMUNICATIONS CORPORATION


                           Signature:/s/
                                     ______________________

                           Print Name:
                                      _____________________

                           Title:
                                 __________________________

ACCEPTED IN ROSEMONT, ILLINOIS

LENDER                     COMDISCO, INC.


                           Signature:/s/ JAMES P. LABE
                                     ______________________
                           Print Name: _____________________
                           Title: __________________________
                                        JAMES P. LABE
                                          PRESIDENT
                                  COMDISCO VENTURES DIVISION

                                   EXHIBIT A

                         SUBORDINATED PROMISSORY NOTE

  ___________$                                Date: _____________

                                              Due:  _____________


FOR VALUE RECEIVED, FlyCast Communications Corporation, a California corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P. O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of _____________and 00/100 Dollars ($___________) together with interest at fourteen percent (14.00%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 9 monthly installment of interest only of $_______ each, commencing _________, , followed by 24 equal monthly installments of principal and interest of $__________ commencing __________ and on the same day of each month thereafter to and including ____________, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement dated May 22, 1998, as amended by Amendment Number One to the Subordinated Loan and Security Agreement dated September 29,1998 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any other notice as permitted under the UCC or any applicable law.

This Note has been negotiated and delivered to Lender and is payable in the State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

     BORROWER:             FLYCAST COMMUNICATIONS CORPORATION
                           181 Fremont Street, Suite 120
                           San Francisco, CA 94105

                           Signature:_______________________________

                           Print Name:_____________________________

                           Title:__________________________________